UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  September 25, 2002


                           IMMTECH INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                      8733                   39-1523370
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      (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      JURISDICTION OF                                     IDENTIFICATION NO.)
      INCORPORATION)


 150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       Registrant's telephone number, including area code: (847) 573-0033


                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.
         ------------

Consummation of Private Placements
----------------------------------

            On September 25, 2002, Immtech International, Inc. (the "Company") issued an aggregate of 75,725 shares of its Series B Convertible Preferred Stock ("Series B Preferred Stock") and 189,312 related warrants ("Warrants") in private placements to certain accredited and non-United States investors in reliance on Regulation D and Regulation S, respectively, under the Securities Act of 1933, as amended ("Securities Act"). The gross proceeds of the offering are $1,878,010. The Series B Preferred Stock is subject to the terms and conditions of the Certificate of Designation attached hereto as Exhibit 4.1. The Warrants are subject to the terms and conditions of the Form of Stock Purchase Warrant attached hereto as Exhibit 10.3. The securities were sold pursuant to exemptions from registration under the Securities Act and have not been registered under the Securities Act. They may not be offered, sold, pledged or otherwise transferred by the purchasers in the absence of registration or an applicable exemption therefrom. Pursuant to the terms of the Certificate of Designation, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 covering the resale of the shares of the Company's common stock issuable pursuant to the terms of the Series B Preferred Stock and related Warrants. The terms of the private placements are more fully set forth in the Forms of Regulation D Subscription Agreement and Regulation S Subscription Agreement attached hereto as Exhibits
10.1 and 10.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(b) Pro Forma Financial Information
    -------------------------------

                           IMMTECH INTERNATIONAL, INC.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

            On September 25, 2002, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware designating 240,000 shares of the Company's 5,000,000 authorized shares of preferred stock as Series B Preferred Stock, $0.01 par value, with a stated value of $25.00 per share. Dividends on the Series B Preferred Stock accrue at a rate of 8% on the $25.00 stated value per share and are payable semi-annually on April 15 and October 15 of each year while the Series B Preferred Stock is outstanding. The Company has the option to pay the dividend either in cash or in equivalent shares of common stock, as defined. Each share of Series B Preferred Stock is convertible by the holder at any time into shares of the Company's common stock at a conversion rate determined by dividing the $25.00 stated value, plus any accrued and unpaid dividends (the "Liquidation Price"), by a $4.00 conversion price (the "Conversion Price"), subject to antidilution adjustment. The Company may, at any time after September 24, 2003, require that any or all outstanding shares of Series B Preferred Stock be converted into shares of the Company's common stock, provided that the shares of common stock into which the Series B Preferred Stock is convertible is registered pursuant to an effective registration statement, as defined. The number of shares of common stock received by holders of Series B Preferred Stock upon conversion shall be determined by (i) dividing the Liquidation Price by the Conversion Price, provided that the closing bid price for the Company's common stock exceeds $9.00 for 20 consecutive trading days within 180 days prior to notice of conversion, as defined, or (ii) if the requirements of (i) are not met, the number of shares of common stock will be determined by dividing 110% of the Liquidation Price by the Conversion Price. The Conversion Price is subject to antidilution adjustments, as defined in the Certificate of Designation.

            The Company may, upon 30 days' notice, redeem any or all outstanding shares of Series B Preferred Stock by payment of the Liquidation Price to the holder of such shares, provided that the holder does not convert the Series B Preferred Stock into shares of common stock during the 30 day period. The Series B Preferred Stock has a preference in liquidation equal to $25.00 per share, plus any accrued and unpaid dividends, prior to any payment to holders of the Company's common stock and is equal in liquidation preference with the Company's Series A Convertible Preferred Stock, $0.01 par value. Each issued and outstanding share of Series B Preferred Stock shall be entitled to 6.25 votes with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law or by the provisions establishing any other series of preferred stock, holders of Series B Preferred Stock and holders of any other outstanding preferred stock shall vote together with the holders of common stock as a single class.

            On September 25, 2002, the Company closed private placement offerings pursuant to Regulation D and Regulation S of the Securities Act, which raised approximately $1,878,010 (before offering costs) through the issuance of 75,725 shares of Series B Preferred Stock and Warrants to purchase 189,312 shares of the Company's common stock at an exercise price of $6.125 per share of common stock. The Warrants expire five years from the date of grant. The Warrants contain antidilution provisions.

            The unaudited pro forma condensed balance sheet reflects the historical financial position of the Company, with pro forma adjustments as if the private placements had closed on August 31, 2002.

            The unaudited pro forma adjustments are described in the accompanying notes and give effect to events that are directly attributable to the issuance of the Series B Preferred Stock and Warrants to purchase common stock and are factually supportable.

            The unaudited pro forma condensed balance sheet should be read in connection with the Company's Annual Report on Form l0-K for the year ended March 31, 2002 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.


Immtech International, Inc.
(A Development Stage Enterprise)

Pro Forma Condensed Balance Sheet                            Pro Forma
(Unaudited)                                                 adjustments          Pro Forma
                                        August 31, 2002
ASSETS
CURRENT ASSETS
           Cash and cash equivalents            517,437          1,878,010 (a)        2,395,447
           Restricted funds on
           deposit                              167,066                                 167,066
           Deferred offering costs               18,677           (18,677)
           Other current
           assets                                12,820                                  12,820
                                        ---------------                         ---------------

                    Total current
                    assets                      716,000                               2,575,333

PROPERTY AND EQUIPMENT - Net                    136,990                                 136,990

OTHER ASSETS                                     19,848                                  19,848
                                        ---------------                         ---------------

TOTAL                                           872,838                               2,732,171

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
           Accounts payable                     377,507             56,323              433,830
           Other accrued
           liabilities                              862                                     862
           Deferred revenue                     164,680                                 164,680
                                        ---------------                         ---------------

                    Total current
                    liabilities                 543,049                                 599,372

DEFERRED RENTAL OBLIGATION                       24,493                                  24,493
                                        ---------------   ----------------      ---------------

                    Total liabilities           567,542                                 623,865


STOCKHOLDERS' EQUITY                             305,296         1,803,010            2,108,306
                                        ---------------                         ---------------

TOTAL                                           872,838                               2,732,171
                                                                  Net tangible assets
                                                                                      2,108,306

(a) The unaudited pro forma adjustments reflect the receipt of $1,878,010 in cash from the issuance of 75,725 shares of Series B Preferred Stock and warrants to purchase shares of 189,312 common stock, less estimated offering costs of $75,000.

        (c) The following exhibits are filed with this report:


  EXHIBIT NUMBER                DESCRIPTION
  --------------                -----------

       4.1         Certificate of Designation Series B Convertible Preferred
                   Stock

       10.1        Form of Regulation D Subscription Agreement

       10.2        Form of Regulation S Subscription Agreement

       10.3        Form of Stock Purchase Warrant

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMTECH INTERNATIONAL, INC.


                                         By:  /s/ T. Stephen Thompson
                                             ------------------------
                                         Name:  T. Stephen Thompson
                                         Title: Chief Executive Officer and
                                                President

Dated:  September 25, 2002